EXHIBIT 99.2

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of July 28, 2014, between the undersigned shareholders (each, a “Shareholder”) of Zillow, Inc., a Washington corporation (“Zillow”).

WITNESSETH:

WHEREAS, Zillow, Zebra Holdco, Inc., a Washington corporation (“HoldCo”), and Trulia, Inc., a Delaware corporation (“Trulia”), have entered into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”);

WHEREAS, HoldCo will organize a Washington corporation as a wholly owned subsidiary of HoldCo (“Zillow Merger Sub”), and a Delaware corporation as a wholly owned subsidiary of HoldCo (“Trulia Merger Sub”), for the purpose of effecting the transactions contemplated by the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, Zillow Merger Sub will be merged with and into Zillow, the separate corporate existence of Zillow Merger Sub will thereupon cease and Zillow will continue as the surviving corporation and a wholly owned Subsidiary of HoldCo (the “Zillow Merger”), and Trulia Merger Sub will be merged with and into Trulia, the separate corporate existence of Trulia Merger Sub will thereupon cease and Trulia will continue as the surviving corporation and a wholly owned subsidiary of HoldCo (the “Trulia Merger” and, together with the Zillow Merger, the “Mergers”);

WHEREAS, pursuant to the Mergers, all outstanding shares of capital stock of Zillow and Trulia will be converted into the right to receive the consideration set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) of that number of shares of the outstanding capital stock of Zillow, and the holder of stock awards to purchase or receive such number of shares of capital stock of Zillow, in each case, as set forth opposite such Shareholder’s name on Schedule 1 attached hereto; and

WHEREAS, the Board of Directors of Zillow, in connection with its obligations under the Merger Agreement to (i) duly call, give notice of, convene and hold the Zillow Shareholders’ Meeting as promptly as practicable for the purpose of voting upon the approval of the Merger Agreement and (ii) recommend the approval of the Merger Agreement by the shareholders of Zillow, has requested that each Shareholder grant a proxy to officers of Zillow for the purposes described herein and in the accompanying proxy.

NOW, THEREFORE, intending to be legally bound, and in order to ensure that each Shareholder’s Shares (as defined herein) are voted in the manner designated in this Agreement, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Competing Transaction Proposal” shall mean a Competing Transaction Proposal (as defined in the Merger Agreement) in respect of Zillow.

(b) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof, (ii) such date and time as the Mergers shall become consummated in accordance with the terms and provisions of the Merger Agreement or (iii) one day prior to the one year anniversary of the date of this Agreement.

(c) “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, trust, unincorporated association or other entity of any kind or nature, or any governmental authority.

(d) “Shares” shall mean, with respect to a Shareholder, (i) all shares of capital stock of Zillow (including shares of Zillow Class A Common Stock and Zillow Class B Common Stock) owned by such Shareholder as of the date hereof, and (ii) all additional shares of capital stock of Zillow (including shares of Zillow Class A Common Stock and Zillow Class B Common Stock) which such Shareholder acquires ownership of during the period from the date of this Agreement through the Expiration Date (including by way of exercise of any Zillow Stock Options, stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

2. Agreement to Vote Shares.

(a) At every annual or special meeting of the shareholders of Zillow, and at every adjournment or postponement thereof, each Shareholder (in such Shareholder’s capacity as such) agrees to, unconditionally and irrevocably, to the extent not voted by the Person(s) appointed under the Proxy, or to cause the holder of record on any applicable record date to, vote all Shares that are then-owned by such Shareholder and entitled to vote:

(i) in favor of the approval of the Merger Agreement, and in favor of any other matters presented or proposed as to approval of the Mergers or any part or aspect thereof or any other transactions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement or the Mergers or any other transactions contemplated by the Merger Agreement;

(iii) against any of the following actions (other than those actions that relate to the Mergers and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving Zillow or any Zillow Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of Zillow or any Zillow Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Zillow or any Zillow Subsidiaries, (D) any material change in the capitalization of Zillow or any Zillow Subsidiaries, or the corporate structure of Zillow or any Zillow Subsidiaries, (E) any Competing Transaction Proposal or (F) any other action that is intended to, or would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement;

(iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Zillow contained in the Merger Agreement, or of the Shareholder contained in this Agreement; and

(v) in favor of any other matter necessary or appropriate to the consummation of the transactions contemplated by the Merger Agreement, including the Mergers.

(b) No Shareholder shall enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.

3. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict a Shareholder who is a director or officer of Zillow from acting in such capacity or fulfilling the obligations of such office, including by voting, in his capacity as a director of Zillow, in such Shareholder’s sole discretion on any matter (it being understood that this Agreement shall apply to each Shareholder solely in such Shareholder’s capacity as a shareholder of Zillow). In this regard, no Shareholder shall be deemed to make any agreement or understanding in this Agreement in Shareholder’s capacity as a director or officer of Zillow.

4. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Shareholder shall deliver to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of Zillow a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law.

5. No Ownership Interest. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in any Person any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to any Shares shall remain vested in and belong to the Shareholder that is the owner of such Shares.

6. Certification; Legends; Transfer Agent Instructions. As promptly as practicable following the execution of this Agreement, and in furtherance and as part of each Shareholder’s promise to vote its Shares in the manner set forth in this Agreement, (i) each Shareholder shall use all reasonable efforts to cause its Shares to be issued in certificated form and such certificates to be legended in a manner so as to conspicuously note that such Shares are subject to an irrevocable proxy and (ii) each Shareholder hereby authorizes Zillow or its counsel to notify Zillow’s transfer agent that such Shares are subject to an irrevocable proxy.

7. Termination. This Agreement and the Proxy, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date.

8. Miscellaneous.

(a) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Authority of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the original intent of the parties hereto with respect to such provision; provided, however, that in no event shall a Shareholder be required to take any action, including, without limitation, entering into any amendment to this Agreement, which could, in the good faith judgment of either of the Shareholders, result in a “Transfer” (as defined in Zillow’s Amended and Restated Articles of Incorporation as in effect on the date hereof) or conversion of any Zillow Class B Common Stock.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other.

(c) No Third Party Beneficiaries. This Agreement is not intended to confer and does not confer upon any person other than the parties hereto any rights or remedies hereunder.

(d) Performance. Upon delivery of each of the Proxies contemplated hereby and the certification and legending of the Shares contemplated by Section 6, this Agreement shall be deemed fully performed and, thereafter, may not be amended, modified or revised.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(f) Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

(g) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

(h) No Obligation to Exercise Options or Warrants. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall obligate a Shareholder to exercise any Zillow Stock Options, warrant or other right to acquire any shares of Zillow Common Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

Richard N. Barton

Lloyd D. Frink

[Signature Page to Voting Agreement]

SCHEDULE 1

Shareholder (Name / Address)	Shares (number and type beneficially owned as of the date hereof)

EXHIBIT A

IRREVOCABLE PROXY

The undersigned shareholder (the “Shareholder”) of Zillow, Inc., a Washington corporation (“Zillow”), hereby irrevocably (to the fullest extent permitted by law) appoints Spencer Rascoff, Chief Executive Officer of Zillow, Chad Cohen, Chief Financial Officer of Zillow, and Kathleen Philips, Chief Operating Officer of Zillow, and each of them, for so long as he or she is an officer of Zillow, as the exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution of a duly authorized officer of Zillow as designated by such attorney and proxy or by Zillow, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the Shares (as defined in the Voting Agreement (as defined below)) now or as hereafter may be beneficially owned by the undersigned in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below); provided, however, that such proxy and voting and related rights are expressly limited to the matters discussed in clauses (i) through (v) in the fourth paragraph of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares concerning the subject matter of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares concerning the subject matter of this Irrevocable Proxy until after the Expiration Date.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith between Richard N. Barton and Lloyd D. Frink (the “Voting Agreement”), and is granted at the request of the Board of Directors of Zillow in connection with one or more actions to be taken at an annual or special meeting of shareholders of Zillow pursuant to the Merger Agreement (as defined below). On the date hereof, that certain Agreement and Plan of Merger (the “Merger Agreement”) is being entered into among Zillow, Zebra Holdco, Inc., a Washington corporation (“HoldCo”), and Trulia, Inc., a Delaware corporation (“Trulia”). The obligations of the Board of Directors of Zillow under the Merger Agreement include the obligations to (i) duly call, give notice of, convene and hold the Zillow Shareholders’ Meeting (as defined in the Merger Agreement) as promptly as practicable for the purpose of voting upon the approval of the Merger Agreement and (ii) recommend the approval of the Merger Agreement by the shareholders of Zillow. Pursuant to the Merger Agreement, a newly-organized Washington corporation (and a wholly owned subsidiary of HoldCo) will be merged with and into Zillow (the “Zillow Merger”), and a newly-organized Delaware corporation (and a wholly owned subsidiary of HoldCo) will be merged with and into Trulia (the “Trulia Merger” and, together with the Zillow Merger, the “Mergers”).

As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof, (ii) such date and time as the Mergers shall become consummated in accordance with the terms and provisions of the Merger Agreement or (iii) one day prior to the one year anniversary of the date of the Voting Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the undersigned’s Shares, and to exercise all voting rights of the undersigned with respect to such Shares at every annual, special, adjourned or postponed meeting of shareholders of Zillow:

(i) in favor of the approval of the Merger Agreement, and in favor of any other matters presented or proposed as to approval of the Mergers or any part or aspect thereof or any other transactions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, in competition with, or be inconsistent with, the Merger Agreement or the Mergers or any other transactions contemplated by the Merger Agreement;

(iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving Zillow or any Zillow Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of Zillow or any Zillow Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Zillow or any Zillow Subsidiaries, (D) any material change in the capitalization of Zillow or any Zillow Subsidiaries, or the corporate structure of Zillow or any Zillow Subsidiaries, (E) any Competing Transaction Proposal (as defined in the Voting Agreement), or (F) any other action that is intended to, or would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement;

(iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Zillow contained in the Merger Agreement, or of Shareholder contained in the Voting Agreement; and

(v) in favor of any other matter necessary or appropriate to the consummation of the transactions contemplated by the Merger Agreement, including the Mergers.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter. The undersigned Shareholder may vote such Shareholder’s Shares in its sole discretion on all other matters. The undersigned Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this Irrevocable Proxy (provided, however, that the undersigned Shareholder shall not be required to take any action that, in the good faith judgment of the undersigned Shareholder, could result in a “Transfer” (as defined in the Amended and Restated Articles of Incorporation of Zillow as in effect on the date hereof) or conversion of Zillow Class B Common Stock) and hereby revokes any proxy previously granted by the undersigned Shareholder with respect to such Shares concerning the subject matter of this Irrevocable Proxy.

Any obligation of the undersigned hereunder shall be binding upon the successors and permitted assigns of the undersigned.

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This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

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Dated: July [—], 2014	SHAREHOLDER

Name:

[Signature Page to Proxy]